CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Aug. 04, 2013	Feb. 03, 2013	Jan. 29, 2012
CONSOLIDATED BALANCE SHEETS
Receivables, allowance for doubtful accounts (in dollars)	$ 22	$ 23	$ 32
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000	1,000
Common stock, shares issued	1,000	1,000	1,000
Common stock, shares outstanding	1,000	1,000	1,000